UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SSgA Funds
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SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

December [21], 2012

Dear Shareholder,

On behalf of the Board of Trustees of SSgA Funds (the “Trust”), we are pleased to invite you to a special meeting (the “Special Meeting”) of shareholders of SSgA Tuckerman Active REIT Fund, a series of the Trust (the “Fund”). The Special Meeting is scheduled for 8:00 am, local time, on February 1, 2013, at the offices of SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), One Lincoln Street, 36th Floor, Boston, Massachusetts 02111-2900.

At the Special Meeting, shareholders of the Fund will be asked to approve an investment sub-advisory agreement between the Adviser and CBRE Clarion Securities LLC (“CBRE Clarion”), pursuant to which CBRE Clarion will serve as sub-adviser to the Fund. Shareholders of the Fund may also be asked to transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournments thereof in the discretion of the proxies or their substitutes.

All shareholders are cordially invited to attend the Special Meeting in person. We are providing proxy material access to our shareholders via the Internet. Accordingly, you can access proxy materials and vote at www.eproxyvote.com/ssga. Details regarding the matters to be acted upon at this Special Meeting are described in the Notice of Internet Availability of Proxy Materials you received in the mail. Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement. The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. After careful consideration, the Board recommends that you vote “FOR” approval of the sub-advisory agreement.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote via the Internet or telephone by following the instructions on your Notice of Internet Availability of Proxy Materials and on that website, or if you have requested a proxy ballot by mail, you may vote by signing, voting and returning that proxy ballot in the envelope provided. It is important that your proxy ballot be received no later than January 31, 2013.

If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy ballot or have voted via the Internet or by telephone. Please review the instructions for each voting option described in the Notice of Internet Availability of Proxy Materials and in the Proxy Statement. Your prompt cooperation will be greatly appreciated.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Ellen Needham

President, SSgA Funds

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

SSgA TUCKERMAN ACTIVE REIT FUND

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

Scheduled for February 1, 2013

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of the shareholders of SSgA Tuckerman Active REIT Fund (the “Fund”), a series of SSgA Funds (the “Trust”), is scheduled for 8:00 am, local time on February 1, 2013 at the offices of SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), One Lincoln Street, 36th Floor, Boston, Massachusetts
02111-2900.

At the Special Meeting, the Fund’s shareholders will be asked:

1.	To approve an investment sub-advisory agreement between the Adviser and CBRE Clarion Securities LLC (“CBRE Clarion”), pursuant to which CBRE Clarion will serve as sub-adviser to the Fund.

2.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

The Board recommends that you vote “FOR” approval of the sub-advisory agreement.

Shareholders of record as of the close of business on December 5, 2012, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof.

Please read the Proxy Statement carefully for information concerning the Proposal to be placed before the Special Meeting. Regardless of whether you plan to attend the Special Meeting, we urge you to vote via the Internet at www.eproxyvote.com/ssga or by telephone by following the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail and which instructions are also provided on that website, or, if you have requested a proxy ballot by mail, by signing, voting and returning your proxy ballot in the postage paid envelope so that a quorum will be present and a maximum number of shares may be voted. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed in your Notice of Internet Availability of Proxy Material and in the Proxy Statement. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy ballot or have voted via the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Fund or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Ellen Needham

President, SSgA Funds

December [21], 2012

PROXY STATEMENT

December [21], 2012

SSgA FUNDS

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

Special Meeting of Shareholders

of SSgA Tuckerman Active REIT Fund

Scheduled for February 1, 2013

SSgA FUNDS

SSgA TUCKERMAN ACTIVE REIT FUND

PROXY STATEMENT

December [21], 2012

TABLE OF CONTENTS

INTRODUCTION	6

PROPOSAL	8

GENERAL INFORMATION ABOUT THE PROXY STATEMENT	15

APPENDIX A	A-1

APPENDIX B	B-1

APPENDIX C	C-1

APPENDIX D	D-1

INTRODUCTION

Why is the Special Meeting being held?

A special meeting (the “Special Meeting”) of shareholders of SSgA Tuckerman Active REIT Fund (the “Fund”), a series of SSgA Funds (the “Trust”), is scheduled for 8:00 am, local time on February 1, 2013 at the offices of SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), One Lincoln Street, 36th Floor, Boston, Massachusetts 02111-2900 for the following purposes:

1.	To approve an investment sub-advisory agreement between the Adviser and CBRE Clarion Securities LLC (“CBRE Clarion” or the “Sub-Adviser”), pursuant to which CBRE Clarion will serve as sub-adviser to the Fund.

2.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”). It provides you with information you should review before providing voting instructions on the matters listed above and in the Notice of Special Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Who is asking for my vote?

The Board of Trustees (“Board” or “Board of Trustees”) of the Trust has sent a Notice of Internet Availability of Proxy Materials to you and all other shareholders of record who have a beneficial interest in the Fund as of the close of business on December 5, 2012 (“Record Date”). The Board is soliciting your vote for a Special Meeting of shareholders of the Fund.

Who is eligible to vote?

Shareholders holding an investment in shares of the Fund as of the close of business on the Record Date are eligible to vote. Each share of each class of the Fund is entitled to one vote and fractional shares are counted as a fractional vote.

How do I vote?

Shareholders may vote via Internet voting, through telephone touch-tone voting, by signing and returning a proxy ballot, or by attending the Special Meeting in person and voting. To vote by telephone or Internet, follow the voting instructions as outlined on the Notice of Internet Availability of Proxy Materials. These options require shareholders to input a control number, which is located on your Notice of Internet Availability of Proxy Materials. After entering this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

Shareholders whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone or Internet, the shareholder may request a proxy ballot by mail and submit it by mail or attend the Special Meeting in person. Joint owners must each sign the proxy ballot.

Should shareholders require additional information regarding the Special Meeting, they may contact the Proxy Solicitor toll-free at 1-866-977-7699. (See “General Information About The Proxy Statement” for more information on the Proxy Solicitor.)

What are the voting requirements?

Shareholders of the Fund will vote collectively as a single class on the Proposal. Approval of the Proposal will require the favorable vote of a majority of outstanding voting shares of the Fund, which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; and (2) more than 50% of the outstanding shares of the Fund.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” approval of the sub-advisory agreement.

When and where will the Special Meeting be held?

The Special Meeting is scheduled for 8:00 am, local time on February 1, 2013 at the offices of the Adviser, One Lincoln Street, 36th Floor, Boston, Massachusetts 02111-2900, and, if the Special Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800-647-7327.

How can I obtain more information about the Trust and the Fund?

Should you have any questions about the Trust or the Fund, please do not hesitate to contact Shareholder Services toll free at 1-800-647-7327. The prospectus, statement of additional information and other information regarding the Fund are available on the Internet at http://www.ssgafunds.com.

Important notice regarding shareholder meeting.

Shareholders of the Fund are hereby notified that a separate shareholder meeting of the Trust has been scheduled for February 1, 2013 at which shareholders of the Trust will consider the election of Trustees. Proxy materials related to the matters to be considered at the separate meeting are available on the Internet at www.eproxyvote.com/ssga.

Important notice regarding availability of proxy materials for the Special Meeting to be held on [February 1, 2013].

The Proxy Statement is available on the Internet at www.eproxyvote.com/ssga. Additional information about the Fund is available in its Prospectus, Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. Copies of the Fund’s Annual and unaudited Semi-Annual Reports have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and unaudited Semi-Annual Reports. You can obtain copies of the Prospectus, Statement of Additional Information, Annual and unaudited Semi-Annual Reports of the Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 36th Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327, or by visiting http://www.ssgafunds.com.

PROPOSAL

What is the Proposal?

Shareholders of the Fund are being asked to approve an investment sub-advisory agreement between the Adviser and CBRE Clarion, pursuant to which CBRE Clarion will serve as sub-adviser to the Fund.

SSgA FM serves as the investment adviser to the Fund under an Amended and Restated Investment Advisory Agreement by and between the Trust and SSgA FM dated April 11, 2012 (the “Advisory Agreement”). Currently, pursuant to a sub-advisory agreement between Tuckerman Group LLC (“Tuckerman”) and the Adviser dated September 1, 2001 (as amended, the “Tuckerman Agreement”), Tuckerman serves as sub-adviser to the Fund and is responsible for the day-to-day management of the Fund’s investments. SSgA FM remains responsible for the overall performance of the Fund and oversees the activities of Tuckerman in managing the Fund’s investment portfolio. SSgA FM has terminated the Tuckerman Agreement effective as of the close of business on December 31, 2012. At that time, Tuckerman will cease to be the Fund’s sub-adviser. SSgA FM has recommended to the Board the appointment of CBRE Clarion as sub-adviser to replace Tuckerman effective January 1, 2013.

The Investment Company Act of 1940, as amended (the “1940 Act”) permits the Board in certain circumstances to approve an investment advisory agreement of limited duration without shareholder approval. Consistent with this authority, on December 4, 2012, the Board, consisting entirely of persons who are not “interested persons” of the Trust, as defined in the 1940 Act (such individuals are commonly referred to as “Independent Trustees”), approved an interim sub-advisory agreement between the Adviser and CBRE Clarion (the “Interim Sub-Advisory Agreement”) pursuant to which CBRE Clarion will assume responsibility for managing the assets of the Fund on a day-to-day basis effective on January 1, 2013. The Interim Sub-Advisory Agreement will be in effect for a 150-day period beginning January 1, 2013 or until shareholder approval of the Proposed Sub-Advisory Agreement, defined below, is obtained.

Additionally, at its meeting on December 4, 2012, the Board of Trustees, consisting entirely of Independent Trustees, approved a sub-advisory agreement between the Adviser and CBRE Clarion (the “Proposed Sub-Advisory Agreement”), pursuant to which CBRE Clarion will assume responsibility for managing the assets of the Fund on a day-to-day basis immediately following shareholder approval of the Proposed Sub-Advisory Agreement, subject to the oversight of the Adviser and the Board. Consistent with the requirements of the 1940 Act, the Proposed Sub-Advisory Agreement must be approved by shareholders.

The Proposed Sub-Advisory Agreement is expected to become effective immediately following shareholder approval and will remain in full force and effect, unless otherwise terminated, for an initial term of two-years. SSgA FM will continue to serve as the Fund’s investment adviser and will be responsible for overseeing the activities of CBRE Clarion in managing the investment portfolio of the Fund, subject to the oversight of the Board.

Who is the investment adviser to the Fund?

SSgA FM serves as investment adviser to the Fund. SSgA FM is a registered investment adviser and a wholly owned subsidiary of State Street Corporation (“State Street”), a leading provider of financial services to institutional investors. SSgA FM is a Massachusetts corporation. SSgA FM has overall responsibility for the management of the Fund’s portfolio, including oversight of the sub-adviser. SSgA FM’s principal office is located at State Street Financial Center One Lincoln Street, Boston, MA 02111-2900. As of October 31, 2012, SSgA FM managed approximately $263 billion in assets.

See Appendix B for a listing of the names and addresses of the principal executive officers of SSgA FM.

Who is the current sub-adviser?

The Tuckerman Group LLC has served as sub-adviser to the Fund since 2001. Tuckerman will cease serving as sub-adviser to the Fund at the close of business on December 31, 2012. Tuckerman is a registered investment adviser and an advisory affiliate of SSgA FM with a principal address of 4 International Drive, Suite 230, Rye Brook, NY 10573. As of October 31, 2012, Tuckerman managed approximately $9.6 billion in assets.

Under the Tuckerman Agreement, the Adviser pays Tuckerman an annual advisory fee, calculated and paid monthly, based on a percentage of 0.325% of the Fund’s average daily net assets during the month; provided, however that in accordance with the terms of the Investment Advisory Agreement, to the extent that the Adviser waives all or a portion of the advisory fee that it receives with respect to the Fund, the Adviser shall only pay to Tuckerman 50% of the advisory fee that the Adviser receives with respect to the Fund. Tuckerman was paid $97,498 under the terms of the Tuckerman Agreement during the fiscal year ended August 31, 2012.

Who are the other service providers to the Fund?

Russell Fund Services Company (“RFSC”) currently serves as the Trust’s administrator, pursuant to an Administration Agreement dated January 1, 2008 (as amended, the “Russell Administration Agreement”). RFSC is a wholly owned subsidiary of Russell Investment Management Company. RFSC’s mailing address is 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RFSC was paid $48,406 in respect of the Fund under the terms of the Russell Administration Agreement during the fiscal year ended August 31, 2012. The Russell Administration Agreement has been terminated by the Trust effective as of December 31, 2012. On January 1, 2013 State Street Bank & Trust Company (“SSBT”) will commence serving as the administrator to the Trust pursuant to an Administration Agreement dated as of January 1, 2013. SSBT is a wholly owned subsidiary of State Street and an affiliate of SSgA FM. SSBT’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

State Street Global Markets, LLC (the “Distributor”) serves as the distributor of Fund shares pursuant to a Distribution Agreement dated March 1, 2002, as amended (as amended, the “Distribution Agreement”). The Distributor is a wholly owned subsidiary of State Street and an affiliate of SSgA FM. The Distributor was paid $244 in respect of the Fund under the terms of the Distribution Agreement during the fiscal year ended August 31, 2012. The Distributor’s mailing address is State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Who is the Proposed Sub-Adviser?

CBRE Clarion is a registered investment advisory firm specializing in managing portfolios of real estate securities for institutional clients.

Real estate securities include securities issued by Real Estate Investment Trusts (“REITs”), Real Estate Operating Companies (“REOCs”), and other companies with significant real estate activities. CBRE Clarion defines real estate activities to include owning, operating, leasing, developing, managing, brokering and/or selling commercial or residential real estate, land, or infrastructure. CBRE Clarion focuses on equity securities, primarily common or preferred stocks listed on a recognized stock exchange.

CBRE Clarion manages client portfolios on a fully discretionary basis for a variety of investment objectives across several types of investment mandates. Generally, CBRE Clarion manages client accounts according to three primary investment objectives: total return, income and absolute return. The firm’s investment mandates are also defined by their geographic focus, such as Global, U.S., International (ex U.S.), Asia Pacific, and European.

As of September 30, 2012, CBRE Clarion managed approximately $22 billion in a variety of investment strategies and within different products (e.g., mutual funds, variable annuities, multi-manager funds).

CBRE Clarion currently provides investment advisory services to funds which have investment objectives and strategies comparable to those of the Fund, as set forth below:

Fund	Contractual Fee (including breakpoints)	Assets under Management (as of 9/30/12)
ING Real Estate Fund	0.35%*	$1,094.7 mm
ING Clarion Real Estate Portfolio	0.40% on the first $200 million; 0.35% on the next $550 million; 0.32% in excess of $750 million**	$669.1 mm

*	CBRE Clarion receives a fee of 0.70% in respect of assets held in shareholder accounts opened on our prior to November 1, 2002 as well as assets held in shareholder accounts opened after such date that have been sourced from certain institutional consultant relationships.
**	This fee schedule is applied to the combined assets of ING Clarion Real Estate Portfolio and ING Clarion Global Real Estate Portfolio. The assets of ING Clarion Global Real Estate Portfolio were $283.2 million as of September 30, 2012, and the combined assets for the two portfolios was $952.3 million as of the same date.

Principal Executive Officers and Directors of CBRE Clarion. Listed below are the names and principal occupations of each of the principal executive officers and directors of CBRE Clarion. Neither the directors nor officers are Trustees or officers of the Fund. The address for each person listed below is CBRE Clarion Securities LLC 201 King of Prussia Road, Suite 600, Radnor, PA 19087.

Name	Principal Occupation*

T. Ritson Ferguson	Managing Director, Chief Executive Officer and Co-Chief Investment Officer

Steven D. Burton	Managing Director, Co-Chief Investment Officer

Joseph P. Smith	Managing Director, Co-Chief Investment Officer

Jarrett B. Kling*	Managing Director, Sales and Marketing

Steven P. Sorenson	Senior Director, Global Marketing and Client Service

David J. Makowicz	Senior Director, Chief Operating Officer

Jonathan A. Blome	Director, Chief Financial Officer

*	Mr. Kling serves as an independent trustee for an unaffiliated registered investment company: the Hirtle Callaghan Trust.

Who will manage the portfolio if the proposal is approved?

As discussed above, effective on January 1, 2013 CBRE Clarion will assume responsibility for the day-to-day management of the Fund’s investments under the terms of the Interim Sub-Advisory Agreement. If the Proposed Sub-Advisory Agreement is approved, CBRE Clarion would continue to serve as sub-adviser to the Fund and provide the day-to-day management of the Fund’s investment portfolio pursuant to the Proposed Sub-Advisory Agreement. SSgA FM would be responsible for monitoring the investment program and performance of CBRE Clarion with respect to the Fund.

The following individuals are expected to be jointly responsible for the day-to-day management of the Fund’s investment portfolio:

T. Ritson Ferguson, CFA, is Chief Executive Officer and Co-Chief Investment Officer of CBRE Clarion, the equity securities management arm of CBRE Global Investors. Mr. Ferguson has over 26 years of real estate investment management experience. Mr. Ferguson earned an MBA from the University of Pennsylvania’s Wharton School of Business and a Bachelor of Science from Duke University.

Joseph P. Smith, CFA, is Co-Chief Investment Officer, a member of CBRE Clarion Securities’ Global Investment Policy Committee, and a member of the firm’s management committee. In addition, Mr. Smith is co-leader of the U.S. real estate securities research team. Mr. Smith has over 22 years of real estate investment management experience. Mr. Smith earned an MBA from the University of Pennsylvania’s Wharton School of Business and a Bachelor of Science from Villanova University.

Description of the Proposed Sub-Advisory Agreement.

The terms of the Proposed Sub-Advisory Agreement are substantially similar to those of the Tuckerman Agreement and the Interim Sub-Advisory Agreement, except as expressly identified herein. A copy of the form of Proposed Sub-Advisory Agreement is included as Appendix A to this Proxy Statement. The description of the Proposed Sub-Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Appendix A.

Duties under the Proposed Sub-Advisory Agreement. Under the Proposed Sub-Advisory Agreement, CBRE Clarion will:

(i) subject to the supervision and control of the Adviser, furnish a continuous investment program for the Fund, determine from time to time what investments or securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested in cash;

(ii) act in conformity with the Fund’s registration statement, organizational documents, policies and procedures, instructions of the Adviser and applicable requirements of applicable federal or state laws, rules and regulations;

(iii) promptly communicate to the Adviser such information relating to Fund transactions as the Adviser may reasonably request;

(iv) maintain books and records with respect to the Fund’s transactions and render to the Adviser such periodic and special reports as the Adviser may reasonably request;

(v) provide the Adviser with a list of all investment transactions as reasonably requested by the Adviser.

Duration and Termination. Unless terminated earlier, the Proposed Sub-Advisory Agreement will continue for a period of two years following the date of the Proposed Sub-Advisory Agreement with respect to the Fund, or the date of the first annual or special meeting of the shareholders of the Fund following the date of the Proposed Sub-Advisory Agreement, if approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Thereafter, the Proposed Sub-Advisory Agreement will continue automatically for one-year periods provided so long as such continuance is specifically approved at least annually by (i) the vote of a majority of the Independent Trustees of the Board of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Board of Trustees of the Trust or vote of a majority of the outstanding voting securities of the Fund. The Proposed Sub-Advisory Agreement will terminate automatically in the event of its assignment. The Proposed Sub-Advisory Agreement is terminable at any time without the payment of any penalty by a vote of a majority of the Independent Trustees of the Trust or by a vote of a majority of either the entire Board of the Trust or of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to CBRE Clarion. The Adviser may terminate the Proposed Sub-Advisory Agreement upon sixty (60) days’ written notice to CBRE Clarion and CBRE Clarion may terminate the Proposed Sub-Advisory Agreement upon ninety (90) days’ written notice to the Adviser and the Trust.

Limitation of Liability. The Proposed Sub-Advisory Agreement provides that CBRE Clarion is not subject to liability for any error of judgment, mistake of law or any other act of omission in the course of, or connected with, rendering services under the Proposed Sub-Advisory Agreement, except by reason of (i) negligence, bad faith or willful misconduct by CBRE Clarion in the performance of its obligations and duties under the Proposed Sub-Advisory Agreement, (ii) reckless disregard by CBRE Clarion of its obligations and duties under the Proposed Sub-Advisory Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Compensation. Under the Proposed Sub-Advisory Agreement, as consideration for CBRE Clarion’s services to the Fund, the CBRE Clarion shall receive from the Adviser an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of 0.35% of the Fund’s average daily net assets during the month; such fee to be reduced pro rata by the Adviser to the extent that the Adviser waives or reimburses fees payable to the Adviser under a contractual waiver or reimbursement with respect to the Fund. Because the Adviser will pay all of CBRE Clarion’s fees, the Proposed Sub-Advisory Agreement will not affect the fees paid by the Fund to the Adviser.

Will there be any change to the investment objectives, investment strategies or name of the Fund?

No change to the investment objectives or investment strategies of the Fund is being proposed. However, in connection with the assumption of sub-advisory services by CBRE Clarion on January 1, 2013 under the terms of the Interim Sub-Advisory Agreement, the Fund will be renamed SSgA Clarion Real Estate Fund.

Ownership of Fund Shares.

The table below sets forth the dollar value of all shares of the Fund and all funds within the family of investment companies held directly or indirectly by each Trustee as of                     . To the best of the Trust’s knowledge, as of                     , no Trustee owned 1% or more of the outstanding shares of any class of the Fund, and the Trustees of the Fund owned, as a group, less than 1% of the shares of each class of the Fund.

Trustee	Name of Fund	Dollar Range of Equity Securities in Each Fund	Aggregate dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies
William L. Marshall	Disciplined Equity Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$10,001-$50,000
	Directional Core Equity Fund	$10,001-$50,000
Patrick J. Riley	International Stock Selection Fund	$50,001-$100,000	Over $100,000
	Emerging Markets Fund	Over $100,000
	Dynamic Small Cap Fund	Over $100,000
	Disciplined Equity Fund	Over $100,000
	Directional Core Equity Fund	$10,001-$50,000
	Tuckerman Active REIT Fund	$10,001-$50,000
	S&P 500 Index Fund	Over $100,000
	Money Market Fund	$1-$10,000
Richard D. Shirk	Dynamic Small Cap Fund	$10,001-$50,000	Over $100,000
	Emerging Markets Fund	$50,001-$100,000
	Tax Free Money Market Fund	$10,001-$50,000
Bruce D. Taber	S&P 500 Index Fund	$10,001-$50,000	$50,001-$100,000
	International Stock Selection Fund	$10,001-$50,000

To the best of the Trust’s knowledge, as of                      no person owned beneficially more than 5% of the outstanding shares of any class of the Fund’s securities, except as set out in Appendix C to this Proxy Statement.

What does the Board recommend?

After consideration of the above factors and such other factors and information that it considered relevant, the Board, consisting solely of Independent Trustees, unanimously approved the Proposed Sub-Advisory Agreement and voted to recommend approval to the shareholders of the Fund. The Board is recommending that the shareholders vote “FOR” approval of the Proposed Sub-Advisory Agreement.

What factors were considered by the Board?

Under the 1940 Act, an investment advisory agreement between a mutual fund and its investment adviser or sub-adviser must be approved by the fund’s board of trustees, including by a vote of a majority of the Independent Trustees. On December 4, 2012, the Board, including a majority of the Independent Trustees, approved (1) the Interim Sub-Advisory Agreement with respect to the Fund between the Adviser and CBRE Clarion to be effective on January 1, 2013, and (2) the Proposed Sub-Advisory Agreement with respect to the Fund (the Proposed Sub-Advisory Agreement and the Interim Sub-Advisory Agreement are collectively referred to as, the “New Agreements”) between the Adviser and CBRE Clarion to be effective upon shareholder approval of the Proposed Sub-Advisory Agreement. The terms of the Interim Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement are materially the same as the terms of the Tuckerman Agreement between the Adviser and Tuckerman with respect to the Fund, except as discussed below with respect to fees payable by the Adviser to CBRE Clarion under the Proposed Sub-Advisory Agreement and the term of the Interim Sub-Advisory Agreement.

Prior to voting on these proposals, the Board reviewed information furnished by the Adviser, CBRE Clarion and others reasonably necessary to permit the Board to evaluate the proposals fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent provider of investment company data, which includes for the Fund:

¡

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2011, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

¡	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•

Comparative information concerning fees charged by the Adviser and CBRE Clarion for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•	Profitability analyses for (a) the Adviser and CBRE Clarion with respect to the Fund and (b) affiliates of the Adviser that provide services to the Trust.

Information about Portfolio Management

•	Descriptions of the investment management services expected to be provided by CBRE Clarion, including their investment strategies and processes;

•	Information concerning the allocation of brokerage and the benefits received by the Sub-Adviser as a result of brokerage allocation; and

•	Descriptions of the services to be provided by the Adviser in overseeing CBRE Clarion.

Information about CBRE Clarion

•	Reports detailing the financial results and condition of CBRE Clarion’s parent company;

•	Descriptions of the qualifications, education and experience of the individual investment professionals expected to be responsible for managing the portfolio of the Fund;

•	A copy of the Codes of Ethics adopted by CBRE Clarion, together with information relating to compliance with and the administration of such Code;

•	A copy of CBRE Clarion’s proxy voting policies and procedures; and

•	A description of the business continuity and disaster recovery plans of CBRE Clarion.

Other Relevant Information

•	Copies of the Interim Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement; and

•	Responses to a letter dated November 23, 2012 from Joseph P. Barri, LLC (counsel to the Independent Trustees) requesting specific information from the Adviser and CBRE Clarion.

In addition to the information identified above, the Board considered information provided from time to time by the Adviser and other service providers of the Trust throughout the year at meetings of the Board and its committees. The Independent Trustees were assisted throughout the review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the New Agreements, and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, the Board, including a majority of the Independent Trustees, voted to approve each of the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services expected to be provided to the Fund by CBRE Clarion. The Board considered CBRE Clarion’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who are expected to provide portfolio management services to the Fund. The Board also considered the business reputation and past experience of CBRE Clarion in managing securities issued by publicly traded real estate investment trusts. The Board considered CBRE Clarion’s historical performance record in managing other funds and accounts with investment strategies similar to those of the Fund, and the Board also considered CBRE Clarion’s historical performance records compared to a relevant benchmark. The Board reviewed the compliance program of CBRE Clarion, including, among other things, CBRE Clarion’s compliance policies and procedures with respect to management of conflicts of interest, portfolio compliance, personal trading by investment personnel, records retention, selective disclosure of portfolio holdings, portfolio valuation, business continuity, trade allocation and the voting of proxies.

On the basis of the foregoing and other relevant information, the Board concluded that CBRE Clarion can be expected to provide high quality investment management and related services for the Fund.

Fund Performance

Because CBRE Clarion had not commenced providing sub-advisory services to the Fund at the time of the consideration of the New Agreements, the Board could not consider CBRE Clarion’s investment performance with respect to its management of the Fund as a factor in evaluating the New Agreements.

Management Fees and Expenses

The Board considered the compensation to be paid to CBRE Clarion by the Adviser in conjunction with the services that would be rendered to the Fund. With respect to the Interim Sub-Advisory Agreement, the Board noted that the fees payable by the Adviser to CBRE Clarion are identical to the fees payable by the Adviser to Tuckerman under the Tuckerman Agreement. The Board also considered comparisons of the fees to be paid by the Adviser to CBRE Clarion with fees charged by CBRE Clarion to certain other clients, including other mutual funds. In addition, the Board considered the recommendation of the Adviser with respect to CBRE Clarion and the Adviser’s representation that the fees to be paid to CBRE Clarion were the result of an arms-length negotiation. With respect to the Proposed Sub-Advisory Agreement, the Board noted that, although the fees payable by the Adviser to CBRE Clarion are higher than the fees payable by the Adviser to Tuckerman under the Tuckerman Agreement, the higher fees will be borne by the Adviser and will not result in an increase in the total expenses of the Fund. The Board concluded that, in light of the quality and extent of the services to be provided, the proposed fees to be paid to CBRE Clarion were reasonable.

The Board also considered “fall-out” or ancillary benefits that may potentially accrue to CBRE Clarion or its affiliates in the future because of its relationship with the Fund. The Board concluded that the benefits that might accrue to CBRE Clarion or its affiliates were reasonable.

Profitability

The Board did not consider the profitability of CBRE Clarion to be a material factor based on representations from the Adviser that it negotiated the Proposed Sub-Advisory Agreement, including the sub-advisory fees, with the Sub-adviser on an arm’s-length basis.

Economies of Scale

In reviewing subadvisory fees and profitability, the Board also considered the extent to which the Adviser or CBRE Clarion and its affiliates, on the one hand, and the Fund on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund. The Board concluded that it was appropriate to revisit the potential for economies of scale in connection with future annual reviews of the Proposed Sub-Advisory Agreement.

What is the required vote?

Shareholders of the Fund will vote collectively as a single class on the Proposal. Approval of the Proposal will require the favorable vote of a majority of outstanding voting shares of the Fund, which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; and (2) more than 50% of the outstanding shares of the Fund.

If the shareholders do not approve the Proposed Sub-Advisory Agreement with CBRE Clarion, CBRE Clarion would not be able to serve the Fund as a sub-adviser under the Proposed Sub-Advisory Agreement. In this event, the Board will consider other appropriate action, which may include, among other things, appointment of CBRE Clarion under a new interim sub-advisory agreement approved by the Board that could last up to 150 days, appointment of a different sub-adviser, or direct management of the Fund by SSgA FM.

THE BOARD RECOMMENDS

THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a Special Meeting of shareholders of SSgA Tuckerman Active REIT Fund.

How is my proxy being solicited?

The Trust has retained Boston Financial Data Services (the “Proxy Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $[ ] which will be paid by the Adviser. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Proxy Solicitor if their votes have not yet been received. Authorization to permit the Proxy Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Proxy Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Proxy Solicitor’s representative will explain the process, read the Proposal on the proxy ballot, and ask for the shareholder’s instructions on the Proposal. Although the Proxy Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Proxy Solicitor’s representative will record the shareholder’s instructions on the proxy ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Proxy Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Proxy Solicitor toll-free at 1-866-977-7699. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Ellen Needham, President of SSgA Funds, and Ann Carpenter, Vice President of SSgA Funds, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted a proxy ballot but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy. In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

What are the voting rights and quorum requirements?

Each shareholder of the Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. Thirty percent (30%) of the shares entitled to vote shall constitute a quorum. Shares have no preemptive or subscription rights.

Only shareholders of the Fund at the close of business on December 5, 2012, the Record Date, will be entitled to be present and give voting instructions for the Fund at the Special Meeting with respect to their shares owned as of that Record Date. To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on January 31, 2013. Appendix D sets forth the number of shares of each class of the Fund issued and outstanding as of the Record Date.

If there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

Can shareholders submit proposals for consideration in a proxy statement?

The Fund is not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

What is “Householding?”

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder of record of the Fund, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-647-7327. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Fund in writing at One Lincoln Street, Boston, Massachusetts 02111-2900 or via telephone at 1-800-997-7327.

Who pays for this proxy solicitation?

The Fund will not pay the expenses in connection with the proxy solicitation, Proxy Statement and Special Meeting. The Adviser (or an affiliate) will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

Your vote is important regardless of the number of shares you own. To assure the presence of a quorum at the Special Meeting, and to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote via the Internet or telephone by following the instructions on your Notice of Internet Availability of Proxy Materials and on that website, or if you have requested a proxy ballot by mail, you may vote by signing, voting and returning that proxy ballot in the envelope provided. It is important that your proxy ballot be received no later than January 31, 2013.

Ellen Needham

President, SSgA Funds

December [21], 2012

One Lincoln Street

Boston, Massachusetts 02111-2900

APPENDIX A

FORM OF PROPOSED SUB-ADVISORY AGREEMENT BETWEEN

SSgA FUNDS MANAGENT, INC. AND

CBRE CLARION SECURITIES LLC

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

BETWEEN

SSGA FUNDS MANAGEMENT, INC.

AND

CBRE CLARION SECURITIES LLC

This Agreement is made as of this     day of                     , 20    , between SSgA Funds Management, Inc., a Massachusetts corporation (the “Adviser”) and CBRE Clarion Securities LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is in the business of providing investment advisory services; and

WHEREAS, the Sub-Adviser is an investment adviser registered with the SEC under the Advisers Act and is in the business of providing investment advisory services; and

WHEREAS, the SSgA Funds (the “Investment Company”) is a Massachusetts business trust that is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of multiple portfolio series; and

WHEREAS, the SSgA [Clarion Real Estate] Fund (the “Fund”) is one portfolio series of the Investment Company; and

WHEREAS, pursuant to the Amended and Restated Investment Advisory Agreement between the Investment Company and the Adviser, dated the 11th of April, 2012 (“Investment Advisory Agreement”), the Adviser is required to perform investment advisory services to the Investment Company; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Investment Company with respect to the Fund, and the Sub-Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

1.	APPOINTMENT OF SUB-ADVISER. The Adviser hereby appoints the Sub- Adviser to act as investment sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Adviser warrants that the Sub- Adviser has been duly appointed to act hereunder.

FORM OF

2.	SUB-ADVISOR’S DUTIES. The Sub-Adviser shall formulate and implement a continuous investment program for the Fund, including the purchase, retention and disposition of investments therefor, in accordance with the Fund’s investment objective and policies as stated in the Investment Company’s Registration Statement. The Sub-Adviser’s duties hereunder are subject to the following understandings:

(a)	Subject to the supervision and control of the Adviser, the Sub-Adviser shall furnish a continuous investment program for the Fund, determine from time to time what investments or securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash;

(b)	The Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Second Amended and Restated Master Trust Agreement dated May 15, 2012 (as amended and restated from time to time, the (“Master Trust Agreement”), By-Laws, policies and procedures and Registration Statement of the Investment Company and with the instructions and directions of the Adviser, provided, however, that the Sub-Adviser shall not be responsible for acting contrary to any of the foregoing that are changed without notice of such change to the Sub-Adviser; and the Sub-Adviser shall conform to and comply with the applicable requirements of the 1940 Act, the Advisers Act and all other applicable federal or state laws, rules and regulations;

(c)	The Sub-Adviser shall promptly communicate to the Adviser such information relating to Fund transactions as the Adviser may reasonably request. On occasions when the Sub-Adviser deems the purchase or sale of an investment to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the investments to be sold or purchased, provided that in the opinion of the Sub-Adviser, all accounts are treated equitably and fairly. In such event, allocation of the investments so purchased or sold, as well as the expenses incurred in the transactions, shall be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients;

(d)	The Sub-Adviser shall maintain books and records with respect to the Investment Company’s investment transactions and shall render to the Adviser such periodic and special reports as the Adviser may reasonably request;

(e)	The Sub-Adviser shall provide the Adviser with a list of all investment transactions as reasonably requested by the Adviser;

(f)	The investment advisory services of the Sub-Adviser with respect to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others.

3.	EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE COMMISSION. The Sub-Adviser, subject to and in accordance with any directions which the Investment Company’s Board of Trustees and/or the Adviser may issue from time to time, shall place, in the name of the Investment Company, orders for the

FORM OF

execution of the investment transactions in which the Fund is authorized to invest. When placing such orders, the primary objective of the Sub-Adviser shall be to obtain the best net price and execution for the Investment Company but this requirement shall not be deemed to obligate the Sub-Adviser to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Investment Company and Adviser recognize that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selection among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish “brokerage and research services” (as such are described in Section 28(e)(3) of the Securities and Exchange Act of 1934) or statistical quotations and other information to the Investment Company and/or the Sub-Adviser in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board determines as a matter of general policy that the Investment Company will benefit, directly or indirectly, by doing so, the Sub-Adviser may place orders with a broker who charges a commission that is greater than that which another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Investment Company and the Sub-Adviser agree that the Sub-Adviser shall select brokers for the execution of the Fund’s investment transactions from among:

(a)	Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Investment Company, specifically including the quotations necessary to determine the Investment Company’s net assets, in such amount of total brokerage as may reasonably be required in light of such services.

(b)	Those brokers and dealers who provide brokerage and research services to the Sub-Adviser and/or its affiliated corporations which relate directly to portfolio investments, actual or potential, of the Investment Company, or which place the Sub- Adviser in a better position to make decisions in connection with the management of the Investment Company’s assets, whether or not such data may also be useful to the Sub- Adviser and its affiliates in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

(c)	Affiliated brokers of Adviser, when the Sub-Adviser has determined that the Fund will receive competitive execution, price and commissions. The Sub-Adviser shall render regular reports to the Investment Company, not more frequently than quarterly, of how much total brokerage business has been placed with affiliated brokers of Adviser, and the manner in which the allocation has been accomplished.

FORM OF

The Sub-Adviser agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Sub-Adviser’s primary duty to obtain the best net price and execution for the Investment Company.

4.	BOOKS AND RECORDS. The Sub-Adviser shall keep the Investment Company’s books and records required to be maintained by it pursuant to paragraph 2(d) hereof. The Sub-Adviser agrees that all records which it maintains for the Investment Company are the property of the Investment Company and it shall surrender promptly to the Investment Company any of such records upon the Investment Company’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by Rule 31a-1(f) of the Commission under the 1940 Act. Nothing herein shall prevent the Sub-Adviser from maintaining its own records as required by law, which may be a duplication of the Investment Company’s records.

5.	REPORTS TO SUB-ADVISER. The Adviser, on behalf of the Investment Company, agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Investment Company or the public, which refer in any way to the Sub- Adviser, ten (10) days prior to use thereof and not to use such material if the Sub-Adviser should object thereto in writing within seven (7) days after receipt of such material; provided, however, that the Sub-Adviser hereby approves all uses of its name which merely refer in accurate terms to its appointment as investment adviser hereunder, which, merely identifies the Investment Company, or which are required by the Securities and Exchange Commission or a state securities commission. In the event of termination of this Agreement, the Investment Company shall, on written request of the Sub-Adviser, forthwith delete any reference to the Sub-Adviser from any materials described in the preceding sentence. The Investment Company shall furnish or otherwise make available to the Sub-Adviser such other information relating to the business affairs of the Investment Company as the Sub-Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

6.	PROXIES. Unless the Adviser or the Investment Company gives written instructions to the contrary, the Sub-Adviser shall vote or not vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested. The Sub-Adviser shall use its best good faith judgment to vote or not vote such proxies in a manner which best serves the interests of the Investment Company’s shareholders.

7.	EXPENSES. During the term of this Agreement, the Sub-Adviser shall pay all of its own expenses incurred by it in connection with its activities under this Agreement and the Adviser and/or Fund, as they may agree from time to time, shall bear all expenses that are incurred in their operations not specifically assumed by the Sub-Adviser. Expenses borne by the Fund will include but not be limited to the following (or the Fund’s proportionate share of the following): (a) brokerage commissions

FORM OF

relating to investments purchased or sold by the Fund or any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Investment Company’s administrator; (c) expenses of organizing the Investment Company and the Fund; (d) filing fees and expenses relating to the registration and qualification of the Fund’s shares and the Investment Company under federal or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to the Investment Company’s Trustees and officers who are not officers or employees of the Investment Company’s administrator, any investment adviser or underwriter of the Investment Company; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Investment Company or the Fund for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of counsel for the independent Trustees; (j) charges of custodians, transfer agents and other agents; (k) costs of preparing share certificates (if any); (l) expenses of setting in type and printing prospectuses and statements of additional information and supplements thereto for existing shareholders, reports and statements to shareholders and proxy material; (m) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Investment Company or the Fund; and (n) fees and other expenses incurred in connection with membership in investment company organizations.

8.	COMPENSATION OF THE SUB-ADVISER. For the services to be rendered by the Sub-Adviser as provided in this Agreement the Adviser shall pay to the Sub-Adviser such compensation as is designated in Exhibit A to this Agreement.

9.	LIMITATION OF SUB-ADVISER’S LIABILITY; INDEMNIFICATION. In the absence of (a) negligence, bad faith or willful misconduct on the part of the Sub-Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Sub-Adviser of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Sub-Adviser shall not be subject to any liability whatsoever to the Adviser or the Investment Company, or to any shareholder of the Investment Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Investment Company.

The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (“1933 Act”) controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation

FORM OF

(including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Investment Company which (1) may be based upon the Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Investment Company or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Investment Company or to any affiliated person of the Adviser by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and any controlling person of the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Fund which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Investment Company or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Investment Company, or any affiliated person of the Adviser or Investment Company by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

FORM OF

10.	DURATION AND TERMINATION.

(a)	This Agreement shall become effective on the date hereof. This Agreement, unless sooner terminated as provided herein, shall continue for two years following the effective date of this Agreement, or the date of the first annual or special meeting of the shareholders of the Fund following such effective date, if approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and thereafter shall continue automatically for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Investment Company who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting such approval, and (b) by the Board of Trustees of the Investment Company or by vote of a majority of the outstanding voting securities of the Fund.

(b)	This Agreement may be terminated by the Investment Company at any time, without the payment of any penalty, by vote of a majority of those members of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Adviser or the Investment Company or by the majority vote of either the entire Board of Trustees of the Investment Company or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Sub-Adviser. This Agreement may be terminated by the Adviser on 60 days’ written notice to the Sub-Adviser. This Agreement may also be terminated by the Sub-Adviser on 90 days’ written notice to the Adviser and the Investment Company. This Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

11.	CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and any applicable federal law.

12.	NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by the party giving notice to the other party at the following address (or at any subsequent address furnished by the other party in writing):

If to the Adviser:

SSgA Funds Management, Inc.

One Lincoln Street

Boston, MA 02111

Attn: Ellen Needham

If to the Sub-Adviser:

CBRE Clarion Securities LLC

Address:

Fax:

Electronic Mail:

Attn:

FORM OF

13.	LIMITATION OF LIABILITY. The Master Trust Agreement establishing the Investment Company, which is hereby referred to and a copy of which is on file with the Secretary of The Commonwealth of Massachusetts, provides that the name SSgA Funds means the Trustees from time to time serving (as Trustees but not personally) under said Master Trust Agreement. It is expressly acknowledged and agreed that the obligations of the Investment Company hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees or agents of the Investment Company, personally, but shall bind only the trust property of the Investment Company, as provided in its Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of the Investment Company and signed by an officer of the Investment Company, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Investment Company as provided in its Master Trust Agreement.

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FORM OF

IN WITNESS WHEREOF, the due execution hereof as of the date first above written.

Attest:	SSgA FUNDS MANAGEMENT, INC.

By:
Name:
Title:

Attest:	CBRE CLARION SECURITIES LLC

By:
Name:
Title:

Acknowledged and agreed to as of the date first set forth above with respect to the Investment Company’s obligations under this Agreement.

THE SSgA FUNDS

By:
Name:
Title:

FORM OF

EXHIBIT A

As consideration for the Sub-Adviser’s services to the Fund, the Sub-Adviser shall receive from the Adviser an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of 0.35% of the Fund’s average daily net assets during the month; such fee to be reduced pro rata by the Adviser to the extent that the Adviser waives or reimburses fees payable to the Adviser under a contractual waiver or reimbursement with respect to the Fund.

By way of example, assuming a 0.65% advisory fee payable to the Adviser, if the Adviser should waive or reimburse 0.05%, the subadvisory fee (as a percentage) would be calculated as (0.35/0.65) * (0.65-0.05).

APPENDIX B

PRINCIPAL EXECUTIVE OFFICERS OF SSGA FM

Listed below are the names and principal occupations of each of the principal executive officers of SSgA Funds Management, Inc. The address for each person listed below is SSgA Funds Management, Inc. One Lincoln Street, 36th Floor, Boston, Massachusetts 02111-2900.

Name	Principal Occupation/Position
Ellen Needham	Director and President

Alyssa Albertelli	Director and Chief Compliance Officer

Phillip Gillespie	Chief Legal Officer

Juan Carlos Morales	Treasurer

Kristi Mitchem	CTA-Chief Marketing Officer

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APPENDIX C

BENEFICIAL OWNERS OF MORE THAN 5% OF ANY CLASS OF THE FUND

As of [Most Recent Practicable Date], the following shareholders owned of record 5% or more of the issued and outstanding shares of the Fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

[TO BE UPDATED]

Fund	Name and Address	Percentage of Ownership

SSgA Tuckerman Active REIT Fund	Montgomery County Deferred Comp Plan, Citistreet 1 Heritage Drive Quincy, MA 02171-2105	[ ]%

	SEI Private Trust Company, C/O Evercore ID 573 One Freedom Valley Drive Oaks, PA 19456-9989	[ ]%

	Charles Schwab & Co Inc, Special Cust A/C for the benefit of our customers, Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	[ ]%

	National Financial Services Corporation for the exclusive benefit of our customers Attn: Mutual Funds 5th floor 200 Liberty St, 1 World Financial Center New York, NY 10281	[ ]%

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APPENDIX D

SHARES ISSUED AND OUTSTANDING

The following table sets forth the number of shares of each class of the Fund issued and outstanding as of the Record Date:

Fund	Share Class	Shares Outstanding
SSgA Tuckerman Active REIT Fund	Institutional Class	[insert #]

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